Advisors Disciplined Trust 2038

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Todd International Intrinsic Value Portfolio, Series 2020-4Q will no longer include shares of China Overseas Land & Investment Limited (OTC: CAOVY) or CNOOC Limited (NYSE: CEO).

Supplement Dated: January 7, 2021